EXHIBIT 32.3


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                 (SECTION 906 OF THE SATBANES-OXLEY ACT OF 2002)


I, Sam Friedland, as President and Co-Chief Executive Officer of Odd Job Stores, Inc. (the "Company"), certify pursuant to 18 U.S.C.ss. 1350, as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1) The accompanying Form 10-Q report for the period ending September 30, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: November 14, 2003            By: /s/ Sam Friedland
                                       -----------------------------------------
                                       Sam Friedland
                                       President and Co-Chief Executive Officer